Equity Income from Unconsolidated Subsidiaries	12 Months Ended
Dec. 31, 2012
Equity Income from Unconsolidated Subsidiaries [Abstract]
EQUITY INCOME FROM UNCONSOLIDATED SUBSIDIARIES
5.	EQUITY INCOME FROM UNCONSOLIDATED SUBSIDIARIES

The Company’s unconsolidated joint ventures provide engineering, program management, and construction management services. Joint ventures, the combination of two or more partners, are generally formed for a specific project. Management of the joint venture is typically controlled by a joint venture executive committee, usually comprising a representative from each joint venture partner with equal voting rights. The executive committee provides management oversight and assigns work efforts to the joint venture partners.

The majority of the Company’s unconsolidated joint ventures have no employees and minimal operating expenses. For these joint ventures, the Company’s own employees render services that are billed to the joint venture, which are then billed to a third-party customer by the joint venture. These joint ventures function as pass-through entities to bill the third-party customer. The Company includes its share of revenues related to the services performed for these joint ventures and its costs associated with these services in its results of operations. The Company also has unconsolidated joint ventures that have their own employees and operating expenses and to which the Company generally makes a capital contribution. The Company accounts for its investments in unconsolidated joint ventures using the equity method. The Company includes equity income from unconsolidated joint ventures as a component of non-operating income in its Consolidated Statements of Comprehensive Income as this equity income is derived from entities taxed as partnerships.

Equity income from unconsolidated subsidiaries primarily reflects the Company’s ownership of 33.33% of Louisiana TIMED Managers (“LTM”), a joint venture formed in September 2002 between G.E.C. Inc., Parsons Brinckerhoff Quade & Douglas, Inc. and The LPA Group Incorporated, a subsidiary of the Company, to manage a Louisiana Department of Transportation and Development transportation construction contract and the Company’s ownership of 33.33% of the members’ equity of Stanley Baker Hill, LLC (“SBH”), a joint venture formed in February 2004 between Stanley Consultants, Inc., Hill International, Inc., and Michael Baker, Jr. Inc., a subsidiary of the Company. Equity income from LTM was $2.6 million, $0.8 million and $1.4 million for the years ended December 31, 2012, 2011 and 2010, respectively. There was only minimal dissolution activity for SBH for the years ended December 31, 2012 and 2011, while equity income from SBH for the year ended December 31, 2010 was $1.2 million.

The following tables present summarized financial information for the Company’s unconsolidated subsidiary, LTM:

	For the year ended December 31,
(In millions)	2012	2011	2010
Contract revenue earned	$14.2	$12.6	$14.8
Gross profit	7.7	2.3	4.2
Net Income	8.0	2.3	4.2

	As of December 31,
(In millions)	2012	2011
Total assets	$5.9	$9.8
Total liabilities	5.3	9.8

As of December 31, 2012 and 2011, the Company reported no receivables or unbilled revenues on contracts in progress from LTM for work performed by the Company as a subcontractor to LTM. Revenue from LTM pursuant to such subcontract agreement was $0.5 million, $1.6 million and $2.4 million for the years ended December 31, 2012, 2011 and 2010, respectively.